UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 31, 2006

LIBERTY STAR GOLD CORP. (Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-50071
(Commission File Number)

90-0175540
(IRS Employer Identification No.)

2766 N. Country Club Road, Tucson, Arizona 85716
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code 520-731-8786

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure.

On January 31, 2006 the Registrant announced that 95 additional claims have been staked at the Registrant’s North Pipes Project in Northern Arizona covering 3 square miles in 7 blocks including 15 new breccia pipe targets (Pipes). Combined with the claims previously announced in NR-22 on October 11, 2005 the Registrant now controls 408 mining claims covering about 8,445 acres or approximately 13.2 square miles in 32 blocks including 55 Pipes.

Item 9.01	Financial Statements and Exhibits.

99.1	News Release dated January 31, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY STAR GOLD CORP.

/s/ James Briscoe
James Briscoe, President
Date: January 31, 2006